UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2011

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

EarthLink, Inc. (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2010, with the Securities and Exchange Commission (the “SEC”) on March 1, 2011 (the “Original Form 10-K”).  The Company is filing this Current Report on Form 8-K to provide revised consolidated financial statements for the year ended December 31, 2010.  The consolidated financial statements as of December 31, 2010 have been revised (i) to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding the guarantee by certain of the Company’s subsidiaries of $300 million of currently outstanding 8.875% senior notes due 2019 and (ii) to reflect retrospective adjustments to provisional amounts recorded as goodwill.  The revised consolidated financial statements of the Company, which replace in their entirety the consolidated financial statements contained in the Original Form 10-K, are attached as Exhibit 99.1 and are incorporated by reference herein. The supplemental guarantor financial information is provided within Footnote 20 to the consolidated financial statements of the Company contained in Exhibit 99.1 hereto for the periods disclosed within the Original Form 10-K.

The Company filed its Quarterly Report on Form 10-Q for the period ended March 31, 2011 with SEC on May 4, 2011 (the “Original Form 10-Q”).  The Company is also filing this Current Report on Form 8-K to provide revised condensed consolidated financial statements for the period ended March 31, 2011 to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.  The revised condensed consolidated financial statements of the Company, which replace in their entirety the condensed consolidated financial statements contained in the Original Form 10-Q, are attached as Exhibit 99.2 and are incorporated by reference herein. The supplemental guarantor financial information is provided within Footnote 14 to the condensed consolidated financial statements of the Company contained in Exhibit 99.2 hereto for the periods disclosed within the Original Form 10-Q.

Except as stated herein, this Form 8-K does not reflect events occurring after the dates of filing of the Original Form 10-K on March 1, 2011 or Original Form 10-Q on May 4, 2011, and no attempt has been made in this Form 8-K to modify or update other disclosures presented in those filings.  Among other things, forward-looking statements made in the Original Form 10-K and Original Form 10-Q have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 10-K and Original Form 10-Q, and such forward-looking statements should be read in their historical context.  Accordingly, this Form 8-K should be read in conjunction with the Original Form 10-K, Original Form 10-Q and the Company’s other filings with the SEC subsequent to the filings of the Original Form 10-K and Original Form 10-Q.

Item 9.01.              Financial Statements and Exhibits

(d)  Exhibits

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Consolidated Financial Statements of EarthLink, Inc. for the years ended December 31, 2010, 2009 and 2008.

99.2	Condensed Consolidated Financial Statements of EarthLink, Inc. for the period ended March 31, 2011.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.

By:	/s/Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President, Chief Financial Officer

Date: June 16, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Consolidated Financial Statements of EarthLink, Inc. for the years ended December 31, 2010, 2009 and 2008.

99.2	Condensed Consolidated Financial Statements of EarthLink, Inc. for the period ended March 31, 2011.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document